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                                                             Exhibit 10.28

                    HAZARDOUS MATERIALS INDEMNITY AGREEMENT

     THIS HAZARDOUS MATERIALS INDEMNITY AGREEMENT (the "AGREEMENT") is made as of August 2, 1999, by PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP, a North Carolina general partnership, and DIANE B. RIVERS (individually and collectively, the "INDEMNITOR"), for the benefit of GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation ("LENDER").

                                    RECITALS

     A. Contemporaneously with the execution of this Agreement, PARK MEDICAL ASSOCIATES (the "BORROWER") has executed and delivered to Lender that certain Loan Agreement (the "LOAN AGREEMENT"), between the Borrower and Lender, and that certain Promissory Note (the "NOTE") in the amount of $4,000,000.00 in evidence of the loan (the "LOAN") made by Lender to Borrower.

     B. The Loan is secured in part by that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated the date hereof given by the Borrower to the Lender (the "MORTGAGE"). The Mortgage secures Borrower's interest in and to the "Mortgaged Property" described in the Mortgage (the "MORTGAGED PROPERTY").

     C. Lender has required, as a condition of funding the Loan, that Indemnitor indemnify and hold Lender harmless against and from certain obligations for which Lender may incur liability, by reason of the threat or presence of any hazardous substance at or near the Mortgaged Property.

     D. Indemnitor is the Borrower and/or the owner of a direct or indirect interest in Borrower, and Indemnitor will directly benefit from Lender's making the Loan to Borrower.

     NOW, THEREFORE, in consideration of the premises, Ten Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, intending to be legally bound, hereby agrees as follows:

          1. RECITALS. The foregoing recitals are incorporated into this Agreement by this reference.

          2. CERTAIN DEFINITIONS. As used herein, the following terms have the meanings indicated:

               2.1 "ENVIRONMENTAL LAWS" means any federal, state or local law (whether imposed by statute, ordinance, rule, regulation, administrative or judicial order, or common law), now or hereafter enacted, governing health, safety, industrial hygiene, the environment or natural resources, or Hazardous Materials, including, without limitation, such laws governing or regulating (a) the use, generation, storage, removal, recovery, treatment, handling, transport, disposal, control, release discharge of, or exposure to, Hazardous Materials, (b) the transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of such property, or (c) requiring notification or disclosure of releases of Hazardous Materials or other environmental conditions whether or not in connection with a transfer of title to or interest in property.

               2.2 "HAZARDOUS MATERIALS" means (a) petroleum or chemical products, whether in liquid, solid, or gaseous form, or any fraction or by-product thereof, (b) asbestos or asbestos-containing materials, (c)
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     polychlorinated biphenyls (PCBs), (d) radon gas, (e) underground storage tanks, (f) any explosive or radioactive substances, (g) lead or lead-based paint, or (h) any other substance, material, waste or mixture which is or shall be listed, defined, or otherwise determined by any governmental authority to be hazardous, toxic, dangerous or otherwise regulated, controlled or giving rise to liability under any Environmental Laws.

     2.3 "SITE ASSESSMENT" means an environmental engineering report for the Mortgaged Property prepared by an engineer engaged by Borrower and approved by Lender, and in a manner satisfactory to Lender, based upon an investigation relating to and making appropriate inquiries concerning the existence of Hazardous Materials on or about the Mortgaged Property, and the past or present discharge, disposal, release or escape of any such substances, all consistent with ASTM Standard E1527-93 (or any successor thereto published by ASTM) and good customary and commercial practice.

     Other capitalized terms used in this Agreement and not defined shall have the meanings assigned to such terms in the Loan Agreement.

     3.   INDEMNITY.

               3.1 In accordance with the terms of the Loan Agreement, all risk of loss associated with noncompliance with Environmental Laws, or with the presence of any Hazardous Material at, upon, within, contiguous to or otherwise affecting the Mortgaged Property lies solely with Borrower and the Borrower has agreed to bear all risks and costs associated with any loss (including any loss in value attributable to Hazardous Materials), damage or liability therefrom, including all costs of removal of Hazardous Materials or other remediation required by Lender or by law. Indemnitor shall at all times indemnify, defend and hold Lender and its shareholders, directors, officers, employees and agents harmless from and against any and all loss, liabilities, damages, claims, costs and expenses (including reasonable costs of defense and consultant fees, investigation and laboratory fees, court costs, and other litigation expenses) of any nature whatsoever proffered or incurred by Lender (hereinafter collectively referred to as "LIABILITIES"), whether as mortgagee under the Mortgage, as a mortgagee in possession, or as successor-in-interest to Borrower by foreclosure deed or deed in lieu of foreclosure, and whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law, including those Liabilities arising from the joint, concurrent or comparative negligence of Lender and including any Liabilities arising out of or associated, in any way, with:

                    (a) the non-compliance of the Borrower or the Mortgaged Property with Environmental Laws;

                    (b) any discharge or release of Hazardous Materials, the threat of discharge or release of any Hazardous Materials or the storage or presence of any Hazardous Materials affecting the Mortgaged Property or any contiguous real estate;

                    (c) any personal injury (including wrongful death) or property damage (real or personal) arising out or related to Hazardous Materials;


                    (d) any lawsuit brought or threatened, settlement reached, or government order relating to such Hazardous Materials;

                    (e) a breach of any representation, warranty or covenant contained in any of the Loan Documents relating to Hazardous Materials or Environmental Laws.

                    (f) the imposition of any environmental lien encumbering the Mortgaged Property;

provided, however, Indemnitor shall not be liable under such indemnification to the extent such Liabilities result solely from Lender's gross negligence or willful misconduct.
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Indemnitor's obligations under this Agreement shall arise upon the discovery of the presence of any Hazardous Material, whether or not the Environmental Protection Agency, any other federal agency or any state or local environmental agency has taken or threatened any action in connection with the presence of any Hazardous Materials and whether or not the existence of any such Hazardous Material or potential liability on account thereof is disclosed in the Site Assessment, and shall continue notwithstanding the repayment of the Loan or any transfer or sale of any right, title and interest in the Mortgaged Property (by foreclosure, deed in lieu of foreclosure or otherwise).

          3.2 Indemnitor hereby acknowledges and agrees that the provisions of this Agreement shall supersede any provisions in the Loan Documents which in any way limit the personal liability of Indemnitor, including those contained in
Article 12 of the Loan Agreement, and that Indemnitor shall be personally liable for any and all obligations arising under this Agreement even if the amount of liability incurred exceeds the amount of the Loan. All of the representations, warranties, covenants and indemnities of this Agreement shall survive the repayment of the Note and/or the release of the lien of the Mortgage from the Mortgaged Property, and shall survive the transfer of any or all right, title and interest in and to the Mortgaged Property by Borrower to any party. Indemnitor hereby acknowledges and agrees that, notwithstanding anything contained in any of the Loan Documents to the contrary, this Agreement and the obligations of Indemnitor under this Agreement shall not be secured by the Mortgage or any other Loan Documents or any other mortgage, deed of trust or other security document securing any obligations of Borrower in connection with the Loan.

          3.3 Notwithstanding any provision in this Agreement or elsewhere in the Loan Documents, or any rights or remedies granted by the Loan Documents, Lender does not waive and expressly reserves all rights and benefits now or hereafter accruing to Lender under the "security interest" or "secured creditor" exception under applicable Environmental Laws, as the same may be amended. No action taken by Lender pursuant to the Loan Documents shall be deemed or construed to be a waiver or relinquishment of any such rights or benefits under the "security interest exception."

          3.4 A separate right of action hereunder shall arise each time Lender acquires knowledge of any violation of any of the terms hereof. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitor hereby waives and covenants not to assert any defense in the nature of splitting of causes of action or merger of judgments.

     4. RELIANCE. Indemnitor recognizes and acknowledges that in making the Loan and accepting the Mortgage and the other Loan Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Loan Documents without any obligation to investigate the Mortgaged Property and notwithstanding any investigations of the Mortgaged Property by Lender; that such reliance exists on the part of Lender prior hereto; that such warranties and representations are a material inducement to Lender in making the Loan and accepting the Mortgage and other Loan Documents; and that Lender would not be willing to make the Loan and accept the Mortgage in the absence of such warranties and representations.

     5. UNIMPAIRED LIABILITY. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Mortgage, the Loan Agreement or any other Loan Documents. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (a) the unenforceability of the Note, Mortgage, Loan Agreement or any other Loan Document against Borrower and/or any guarantor or Joinder Party;
(b) any release or other action or inaction taken by Lender with respect to the collateral, the Loan, the Borrower, any Guarantor and/or Joinder Party, whether or not the same may impair or destroy any subrogation rights of the Indemnitor, or constitute a legal or equitable discharge of any surety or indemnitor; (c) the existence of any collateral or other security for the Loan, and any requirement that Lender pursue any of such collateral or other security, or pursue any remedies it may have against Borrower, any Guarantor and/or any Joinder Party; (d) any requirement that Lender provide notice to or obtain Indemnitor's consent to any modification, increase, extension or other amendment of the Loan; (e) any right of subrogation (until payment in full of the Loan and the expiration of any applicable preference period and statute of limitations for fraudulent conveyance claims); (f) any defense based on any statute of limitations; (g) any payment by Borrower to Lender if such payment is held to be a preference or fraudulent conveyance under bankruptcy laws or Lender is otherwise required to refund such payment to Borrower or any other party; (h) any voluntary or involuntary bankruptcy, receivership,
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insolvency, reorganization or similar proceeding affecting Borrower or any of its assets; (i) any extensions of time for performance required by the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents; (i) any sale or transfer of all or part of the Mortgaged Property; (k) any exculpatory provision in the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents limiting Lender's recourse to the Mortgaged Property or to any other security for the Note, or limiting Lender's rights to a deficiency judgment against any Indemnitor; (1) the accuracy or inaccuracy of the representations and warranties made by the Borrower under the Note, the Mortgage, the Loan Agreement or any of the other Loan Documents or herein; (m) the release of the Borrower or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in the Note, Mortgage, Loan Agreement or any of the other Loan Documents by operation of law, Borrower's voluntary act, or otherwise; (n) the release or substitution in whole or in part of any security for the Note; or
(o) Lender's failure to record the Mortgage or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note; and, in any such case, whether with or without notice to Indemnitors and with or without consideration.

     6. ENFORCEMENT. Lender may enforce the obligations of the Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Mortgage, or any other Loan Document or any of the Mortgaged Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Lender from suing on the Note, foreclosing, or exercising any power of sale under, the Mortgage, or exercising any other rights and remedies it may have under the Loan Documents. It is not necessary for an Event of Default to have occurred for Lender to exercise it rights pursuant to this Agreement.

     7. INDEMNITORS' REPRESENTATIONS AND WARRANTIES. Indemnitor hereby represents and warrants that:

               (a) if Indemnitor is a corporation, partnership or limited liability company, it has the full corporate/partnership/company power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership/company action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

               (b) if Indemnitor is an individual, he/she is acting in an individual capacity and has full power and authority to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

               (c) if Indemnitor is a corporation, a partnership or a limited liability company, its execution of, and compliance with, this Agreement is in the ordinary course of business of that Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, articles of organization, operating agreement or other governing instrument of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Mortgaged Property is subject;

               (d) if Indemnitor is an individual, his/her execution of, and compliance with, this Agreement will not result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which Indemnitor or the Mortgaged Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Mortgaged Property is subject;

               (e) there is no action, suit, proceeding or investigation pending or threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or

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     to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

               (f) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

               (g) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

               (h) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

     8. INTEREST. In the event that Lender incurs any obligations, costs or expenses under this Agreement, Indemnitor shall pay Lender immediately on demand, and if such payment is not received within ten (10) days, interest on such amount shall, after the expiration of the ten (10) day period, accrue at the Default Rate until such amount, plus interest, is paid in full.

     9. JOINT AND SEVERAL LIABILITY. In the event that this Agreement is executed by more than one party as Indemnitor, the liability of such parties is joint and several. In addition, Indemnitor's obligations hereunder are joint and several with any other person now or hereafter obligated under the Loan Documents and are independent of any obligations of Indemnitor under the Loan Documents. A separate action or actions may be brought and prosecuted against Indemnitor, whether or not action is brought against any other person or whether or not any other person is joined in such action or actions.

     10. NOTICES. Any notice required or permitted to be given under this Agreement shall be in writing and shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party, or sent by telecopy (provided an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section
10). All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth below.

     If to Indemnitor:        Park Medical Associates General Partnership
                              c/o Brackett Company
                              135 S. Sharon Amity Road, Suite 210
                              Charlotte, North Carolina 28211
                              Attention: Diane B. Rivers
                              Telecopy: (704) 442-7099

     If to Lender:            General Electric Capital Corporation
                              c/o GE Capital Loan Services, Inc.
                              363 North Sam Houston Parkway East, Suite 1200
                              Houston, Texas 77060
                              Attention: Portfolio Manager/Access Program
                              Telecopy: (281) 405-7132

with a copy to:               General Electric Capital Corporation
                              16479 Dallas Parkway, Suite 500
                              Two Bent Tree Tower
                              Addison, Texas 75001-2512
                              Attention: David R. Martindale
                              Telecopy: (972) 728-7650
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Any communication so addressed and mailed shall be deemed to be given on the earliest of (1) when actually delivered, (2) on the first Business Day after deposit with an overnight air courier service, or (3) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by Lender or Indemnitor, as the case may be, or (4) if given by telecopy, when transmitted to the party's telecopy number specified above and confirmation of complete receipt is received by the transmitting party during normal business hours, and an identical notice is also sent simultaneously by mail, overnight courier, or personal delivery as otherwise provided in this Section 10. Either party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

     11. WAIVERS. No course of dealing on the part of Lender, its officers, employees, consultants or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender hereunder, shall operate as a waiver thereof.

     12. SEVERABILITY. If any clause or provision herein contained operates or would prospectively operate to invalidate this Agreement in whole or in part, then such clause or provision shall be held for naught as though not contained herein, and the remainder of this Agreement shall remain operative and in full force and effect.

     13. INCONSISTENCIES AMONG THE LOAN DOCUMENTS. Nothing contained herein is intended to modify in any way the obligations of Indemnitor under the Loan Agreement, the Note, the Mortgage or any other Loan Document. Any inconsistencies among the Loan Documents shall be construed, interpreted and resolved so as to benefit Lender, and Lender's election of which interpretation or construction is for Lender's benefit shall govern.

     14. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon Indemnitor's successors, assigns, heirs, personal representatives and estate and shall inure to the benefit of Lender and its successors and assigns.

     15. CONTROLLING LAWS. This agreement shall be governed by and construed according to the laws of the State where the Mortgaged Property is located.

     16. CONSTRUCTION. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Agreement are for convenience only and do not define or limit any terms or provisions. The work "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Agreement. Time is of the essence in the performance of this Agreement by Indemnitor.

     17. WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY LAW, INDEMNITOR AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BUY JURY IN RESPECT OF ANY LITIGATION BASED HEREON. ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS HEREUNDER OR IN ANY WAY RELATING TO THE LOAN OR THE MORTGAGED PROPERTY (INCLUDING ANY ACTION TO RESCIND OR CANCEL THIS AGREEMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS AGREEMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

     18. COUNTERPARTS. This agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.





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     IN WITNESS WHEREOF, Indemnitor has  executed this Hazardous Materials
Indemnity Agreement as of the date first above written.


                                   "INDEMNITOR":

                                   PARK MEDICAL ASSOCIATES GENERAL PARTNERSHIP, a North Carolina general partnership

                                   By:  P-51 ASSOCIATES,
                                        a North Carolina general partnership,
                                        Its: Managing General Partner



                                   By:  Diane Brackett Company, Inc.,
                                        a North Carolina corporation,
                                        Its: Managing General Partner


                                                                          [SEAL]

                                   BY:  /s/ DIANE B. RIVERS
ATTEST:                               ------------------------------------------
                                      Diane B. Rivers, President

/s/ SELMA INMAN
------------------------
Selma Inman, Secretary


     [Corporate Seal]


                                   /s/ DIANE B. RIVERS
                                   --------------------------------------------
                                   DIANE B. RIVERS